UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant

to Section 14(a)

of
the Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:
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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
☒
Definitive Additional Materials
☐
Soliciting Material under §240.14a-12
Vaxxinity,

Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.
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Fee paid previously with preliminary materials

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

VAXXINITY, INC.

To Be Held On:

June 21, 2022, 10:00 AM (Eastern Time)

virtually via live webcast at https://web.lumiagm.com/284047551 (password: vaxxinity2022)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/7/2022.

Please visit http://www.astproxyportal.com/ast/24848/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/284047551 (password: vaxxinity2022) and be sure to have your control number available.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Louis Reese
Mei Mei Hu
Gregory R. Blatt
James Chui
Peter Diamandis
George Hornig
Peter Powchik

Please note that you cannot use this notice to vote by mail.

2. Ratification of the Audit Committee's appointment of Armanino LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

NOTE: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.